UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/23/2009

CHARLES & COLVARD LTD
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23329

NC	561928817
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Perimeter Park Drive, Suite A, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

9194680399
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 23, 2009, Charles & Colvard, Ltd. (the "Company") issued a press release announcing that the Company's discussions with Jewelnet Corporation d/b/a K&G Creations ("K&G Creations") regarding possible settlement of litigation between the Company and K&G Creations have been unsuccessful. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the federal securities laws and they are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give the Company's current expectations or forecasts of future events. These forward-looking statements include expectations regarding the litigation between the Company and K&G Creations. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements, such as those detailed from time to time in the Company's reports that it files with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES & COLVARD LTD

Date: February 23, 2009	By:	/s/ Neil Boss
Neil Boss
Controller & Principal Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release, dated February 23, 2009